UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

OCEANAUT, INC.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands

(State or other jurisdiction of incorporation)

6770 (Commission File Number)	N/A (IRS Employer Identification No.)

17TH Km National Road Athens-Lamia & Finikos Street
145 64 Nea Kifisia
Athens, Greece
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +30-210-620-9520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 16, 2008, we were informed that the funds held in our trust account at the New York branch of Citi Private Bank, as maintained by Continental Transfer & Trust Company, have been transferred to, and are now held in, an account located at the London branch of Citi Private Bank. As a result, we have determined that we now satisfy the definition of a “Foreign Private Issuer” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), because (i) the majority of our executive officers and directors are not United States citizens or residents, (ii) all of our assets are located outside of the United States, and (iii) our business is not administered principally in the United States.

As a foreign private issuer, we are exempt from certain provisions applicable to United States public companies, including:

•	the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations with respect to a security registered under the Exchange Act;
•	provisions of Regulation FD aimed at preventing issuers from making selective disclosures of material information; and
•

the sections of the Exchange Act requiring our insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short swing” trading transactions (i.e., a purchase and sale, or a sale and purchase, of the issuer’s equity securities within less than six months).

Because of these exemptions, our shareholders will not be afforded the same protections or information generally available to investors holding shares in public companies organized in the United States. In particular, because we are exempt from the rules under the Securities Exchange Act relating to proxy statements, at the time we seek approval from our shareholders of our initial business combination, we do not expect to file preliminary proxy solicitation materials regarding our initial business combination with the SEC; thus, such materials will not be reviewed by the SEC. We will, however, file with the SEC any final proxy solicitation materials that we deliver to our shareholders. Although our shareholders will not have the benefit of receiving a proxy statement that has been reviewed and commented on by the SEC, we believe that our ability to expedite the acquisition process by not having to go through the SEC review process should make us more attractive to potential acquisition candidates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2008	OCEANAUT, INC.
/s/ Eleftherios A. Papatrifon
Eleftherios A. Papatrifon
Chief Financial Officer